EXHIBIT 99.1

Press Release

TUT SYSTEMS, INC. INCREASES REVENUE GUIDANCE FOR
THE SECOND HALF OF 2004

Tut Systems now enables more than 90 service providers to deliver video services to their customers

Lake Oswego, Oregon, September 20, 2004 — Tut Systems, Inc. (Nasdaq: TUTS) today announced that it is increasing its revenue guidance for the second half of 2004.  Based on a preliminary analysis of its results for the quarter ending September 30, 2004, the company currently expects revenue for the third quarter to be in the range of $6.2 - $6.5 million.  The company also anticipates revenue for the fourth quarter ending December 31, 2004, to exceed its earlier guidance of $7.0 million.

“Based on our improved revenue outlook for the second half of 2004, we are confident that our business is once again in a growth mode,” said Sal D’Auria, Chairman and Chief Executive Officer of Tut Systems, Inc.  “We believe that 2005 will be a significant year of growth for the switched digital video market.  To date, Tut Systems has enabled over 90 service providers across the U.S. and internationally to deliver new revenue-generating video services across their DSL or fiber access networks.  During our next quarterly conference call in October we will discuss our third quarter operating results and provide an update of our fourth quarter 2004 guidance.”

Forward Looking Statements

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, without limitation, statements relating to (1) our expectation about revenue for the third and fourth quarters ending September 30, 2004 and December 31, 2004, respectively, (2) our confidence that our business is once again in a growth mode, and (3) our expectation that 2005 will be a significant year of growth for the switched digital video market, are forward-looking statements within the meaning of the Safe Harbor. These statements are based on management’s current expectations and are subject to certain risks and uncertainties.  As a result, actual results may differ materially from the forward-looking statements contained herein.  Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to, the following:  (1) we may not be able to timely ship our products or achieve anticipated pricing; (2) our customers may not accept our products at our forecasted rates or in the timeframes that we anticipate; (3) we may not be able to complete sales of digital TV headend systems or other Tut products to our customers during the third quarter and fourth quarter of 2004 or thereafter; (4) telephone companies may not be successful in marketing video services to their customers; and (5) technical advancements in the transmission of video over DSL may not be sufficient to increase customer demand for our products.

More detailed information about these risk factors, and additional risk factors, are set forth in Tut’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Additional Risk Factors That Could Affect our Operating Results and the Market Price of Our Stock,” beginning on page 35, in Tut’s Amendment No. 2 to the Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission on June 11, 2004, as amended on September 2, 2004. In particular, you should review the risk factors on pages 35-37 of our June 11, 2004 Form 10-K under the headings “We have a history of significant losses, and we may never achieve profitability”, “Each sale of our headend systems represents a significant portion of our revenue for any given quarter....”,”We operate in an intensely competitive marketplace, and many of our competitors have better resources than we do”, “Commercial acceptance of any technological solution that competes with technology based on communication over copper telephone wire could materially and adversely our business, financial condition and results of operations”, “If the projected growth in demand for video services from telephone service providers does not materialize....”, and “The sales cycle for video content processing systems is long and unpredictable, which requires us to incur high sales and marketing expenses with no assurance that a sale will result.” Tut expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

About Tut Systems, Inc.

Tut Systems, Inc. (NASDAQ: TUTS) delivers content processing and distribution products for deploying next-generation data and video services over broadband networks. Service providers, content providers and government agencies in the United States and internationally use Tut Systems solutions to deliver broadcast-quality video over broadband networks.

Tut Systems is headquartered in Lake Oswego, OR with regional offices across North America, Europe and Asia.  For more information visit www.tutsys.com or call 971-217-0400.

Contacts:

Randall Gausman
Chief Financial Officer
Tut Systems
(971) 217-0400
RandallG@tutsys.com

Shannon Hill
Media Contact
Tut Systems
(971) 217-0334
shannon.hill@tutsys.com